Exhibit 99.3

GUARANTY

This Guaranty (this “Guaranty”) is made and entered into as of February 1, 2013, by LSB INDUSTRIES, INC., a Delaware corporation (“Guarantor”), in favor of INTERNATIONAL BANK OF COMMERCE (the “Lender”), with respect to the following circumstances:

A. Lender has loaned $35,000,000 (the “Loan”) to Zena Energy L.L.C. (“Borrower”), and to evidence the Loan, Borrower has executed and delivered to Lender the Promissory Note of even date in the principal amount of $35,000,000 (as it may be amended, modified, supplemented, restated, replaced, renewed, extended and/or increased from time to time, the “Note”).

B. As a condition precedent to the making of the Loan, Guarantor is required to execute and deliver this Guaranty.

C. It is in the best interest of Guarantor to execute this Guaranty as Guarantor will derive substantial direct and indirect benefits from the Loan.

Now therefore, for good and valuable consideration, the receipt of which is hereby acknowledged, and in order to induce the Lender to make the Loan, Guarantor agrees, for the benefit of Lender, as follows:

ARTICLE II

DEFINITIONS

Section 2.1 Note Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Guaranty, including its preamble and recitals, have the meanings provided in the Note. Unless otherwise defined in the Note, herein or the context otherwise requires, terms for which meanings are provided in the Uniform Commercial Code as in effect in the State of Oklahoma are used in this Guaranty, including its preamble and recitals, with such meanings.

ARTICLE III

GUARANTY PROVISIONS

Section 3.1 Guaranty. Guarantor absolutely, unconditionally, and irrevocably (i) guarantees the full and punctual payment when due (but at the expiration of the applicable cure period), whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all indebtedness of Borrower to Lender now or hereafter existing under the Note and each other Loan Document to which Borrower is (or may become) a party, whether for principal, interest, fees, expenses or otherwise (including all such amounts which would become due but for the operation of the automatic stay under applicable laws), and (ii) indemnifies and holds harmless Lender and the holder of the Note for any and all reasonable out of pocket costs and expenses (including reasonable attorneys’ fees and expenses) incurred by Lender or such holder, as the case may be, in enforcing any rights under this Guaranty; provided, however, that Guarantor shall be liable under this Guaranty for the maximum amount of such liability that can be hereby incurred without rendering this Guaranty, as it relates to Guarantor, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount. This Guaranty constitutes a guaranty of payment when due (but at the expiration of the applicable cure period), whether at stated maturity or earlier by reason of acceleration, and not of collection, and Guarantor specifically agrees that it shall not be necessary or required that Lender or any holder of the Note exercise any right, assert any claim or demand or enforce any remedy whatsoever against Borrower (or any other Person) before or as a condition to the obligations of Guarantor hereunder.

Section 3.2 Guaranty Absolute. This Guaranty shall in all respects be a continuing, absolute, unconditional and irrevocable guaranty of payment, and shall remain in full force and effect until all indebtedness of Borrower to Lender under the Loan Documents has been paid in full. Upon payment in full of all indebtedness of Borrower to Lender under the Loan Documents, this Guaranty shall terminate. Guarantor guarantees that the indebtedness of Borrower to Lender under the Loan Documents will be paid in accordance with the terms of the Note and each other Loan Document under which it arises (at expiration of the applicable cure period), regardless of any law affecting any of such terms or rights of Lender or any holder of any Note with respect thereto. The liability of Guarantor under this Guaranty shall be absolute, unconditional and irrevocable irrespective of:

(a)	any lack of validity, legality or enforceability of the Note or any other Loan Document;

(b)	the failure of Lender or any holder of the Note (i) to assert any claim or demand or to enforce any right or remedy against Borrower, or any other person (including any other guarantor) under the provisions of the Note, any other Loan Document or otherwise, or (ii) to exercise any right or remedy against any other guarantor of, or collateral securing, any indebtedness of Borrower to Lender;

(c)	any change in the time, manner or place of payment of, or in any other term of, all or any of the indebtedness of Borrower, or any other extension, compromise or renewal of any indebtedness of Borrower to Lender;

(d)	any reduction, limitation, impairment or termination of any indebtedness of Borrower to Lender for any reason (other than full payment of the indebtedness of Borrower to Lender under the Loan Documents), including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any indebtedness of Borrower to Lender (other than full payment of the indebtedness of Borrower to Lender under the Loan Documents);

(e)	any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of the Note or any other Loan Document (other than this Guaranty);

(f)	any addition, exchange, release, surrender or non-perfection of any Collateral, or any amendment to or waiver or release or addition of, or consent to departure from, any other guaranty, held by Lender or any holder of any Note securing any of the indebtedness of Borrower to Lender; or

(g)	any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, Borrower, any surety or any guarantor (other than full payment of the indebtedness of Borrower to Lender under the Loan Documents).

Section 3.3 Reinstatement, etc. This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment (in whole or in part) of any of the indebtedness of Borrower to Lender under the Loan Documents is rescinded or must otherwise be restored by Lender or any holder of any Note, upon the insolvency, bankruptcy or reorganization of Borrower, or otherwise, all as though such payment had not been made.

Section 3.4 Waiver, etc. Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the indebtedness of Borrower to Lender and this Guaranty (except as expressly provided in the Loan Documents) and any requirement that Lender or any holder of any Note protect, secure, perfect or insure any Lien, or any property subject thereto, or exhaust any right or take any action against Borrower, or any other person (including any other guarantor) or entity or any Collateral securing the indebtedness of Borrower to Lender.

Section 3.5 Waiver of Defenses. Guarantor waives:

(a)	Any defense based upon any legal disability or other defense of Borrower, any other guarantor or other person, or by reason of the cessation or limitation of the liability of Borrower from any cause other than full payment of all of the Borrower indebtedness to Lender under the Loan Documents;

(b)	Any defense based upon any lack of authority of anyone acting or purporting to act on behalf of Borrower or any principal of Borrower or any defect in the formation of Borrower or any principal of Borrower;

(c)	Any defense based upon the application by Borrower of the proceeds of any credit extended to Borrower by Lender for purposes other than the purposes represented by Borrower to Lender or intended or understood by Lender or Guarantor;

(d)	Any defense based upon Lender’s election of any remedy against Guarantor or Borrower and the consequent loss by Guarantor of the right to recover any deficiency from Borrower;

(e)	Any defense based upon any statute or rule of law that provides that the obligation of a surety must be neither larger in amount nor in any other respects more burdensome than that of a principal;

(f)	Any defense based upon Lender’s election in any proceeding instituted under the Federal Bankruptcy Code of the application of Section 1111(b)(2) of the U. S. Bankruptcy Code or any successor statute;

(g)	Any defense based upon any borrowing or any grant of a security interest under Section 364 of the Federal Bankruptcy Code;

(h)	Any right to enforce any remedy that Lender may have against Borrower, and any right to participate in, or benefit from, any security for the obligations of the Borrower that Lender holds at any time;

(i)	Presentment, demand, protest, and notice of any kind (except as expressly provided in the Loan Documents);

(j)	The benefit of 12 Okla. Stat. § 686 and 15 Okla. Stat. §§ 334, 338, and 340, and any amendments thereof.

Section 3.6 Waiver of Subrogation. Guarantor hereby irrevocably waives any claim or other rights which Guarantor may now or hereafter acquire against Borrower that arise from the existence, payment, performance or enforcement of Guarantor’s obligations under this Guaranty or any other Loan Document, including any right of subrogation, reimbursement, exoneration, or indemnification, any right to participate in any claim or remedy of Lender against Borrower or any Collateral, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, including the right to take or receive from Borrower, directly or indirectly, in cash or other property or by set-off or in any manner, payment or security on account of such claim or other rights (but only after the occurrence of an uncured event of default, by Borrower under the Loan Documents), until such time as the indebtedness of Borrower to Lender under the Loan Documents has been paid in full. It is agreed and understood between the parties hereto that the waiver provided in the first sentence of this Section 3.7 is a waiver in favor of Lender only and that there shall be no third-party beneficiaries to any such waiver. If any amount shall be paid to Guarantor in violation of the preceding sentence (after the occurrence of an uncured event of default, by Borrower under the Loan Documents) and the indebtedness owed by Borrower to Lender under the Loan Documents shall not have been paid in full, such amount shall be deemed to have been paid to Guarantor for the benefit of, and held in trust for, Lender, and shall forthwith be paid to Lender to be credited and applied upon the indebtedness under the Loan Documents, whether matured or unmatured. Guarantor acknowledges that Guarantor will receive direct and indirect benefits from the financing arrangements contemplated by the Loan Documents and that the waiver set forth in this Section 3.6 is knowingly made in contemplation of such benefits.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

Guarantor represents and warrants as follows as of the date of this Guaranty:

Section 4.1 Power and Authority. Guarantor is corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and possesses the power and authority necessary to execute and deliver, and to perform its obligations under, this Guaranty, and has taken all the necessary corporation action to authorize its execution, delivery and performance of this Guaranty.

Section 4.2 Validity. This Guaranty constitutes the legal, valid and binding obligation of Guarantor enforceable against Guarantor in accordance with its terms, subject to the application of equitable principles and subject to the effect of bankruptcy, insolvency, reorganization, moratorium or other similar statutes, judicial decisions or rules of law affecting creditors’ rights generally.

Section 4.3 No Material Adverse Change. Since September 30, 2012, there has been no material adverse change in the financial condition or assets of Guarantor.

Section 4.4 Litigation. There is no pending or, to the knowledge of Guarantor, threatened Litigation affecting Guarantor, or any of Guarantor’s properties, businesses, assets or revenues, which may materially adversely affect the financial condition or assets of Guarantor or which purports to affect the legality, validity or enforceability of this Guaranty.

Section 4.5 Taxes. Guarantor has filed all tax returns and reports required by law to have been filed by Guarantor and has paid all taxes and governmental charges thereby shown to be owing, except any such taxes or charges which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves shall have been set aside by Guarantor.

Section 4.6 Accuracy of Information. All factual information heretofore or contemporaneously furnished by or on behalf of Guarantor in writing to Lender for purposes of or in connection with this Guaranty or any transaction contemplated hereby is, and all other such factual information hereafter furnished by or on behalf of Guarantor in writing to Lender will be, true and accurate in every material respect on the date as of which such information is dated or certified and such information is not, or shall not be, as the case may be, incomplete by omitting to state any material fact necessary to make such information not misleading in any material respect at such time.

ARTICLE V

MISCELLANEOUS PROVISIONS

Section 5.1 Loan Documents. This Guaranty is a Loan Document executed pursuant to the Note and the other Loan Documents and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

Section 5.2 Binding on Successors, Transferees and Assigns; Assignment. This Guaranty shall be binding upon Guarantor and its heirs, beneficiaries, designees, transferees and assigns, and shall inure to the benefit of and be enforceable by Lender and each holder of the Note and their respective successors, transferees and assigns; provided, however, that Guarantor may not assign any of Guarantor’s obligations hereunder without the prior written consent of Lender. Lender may assign or otherwise transfer (in whole or in part) any Loan Document, including, without limitation, the Note or Loan held by Lender to any other person and such other person shall thereupon become vested with all rights and benefits in respect thereof granted to Lender under any Loan Document (including this Guaranty) or otherwise, subject, however, to any contrary provisions in such assignment or transfer.

Section 5.3 Amendments, etc. No amendment to or waiver of any provision of this Guaranty, nor consent to any departure by Guarantor herefrom, shall in any event be effective unless the same shall be in writing and signed by Lender (and in the case of an amendment, signed by Guarantor), and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

Section 5.4 Addresses for Notices to Guarantor. All notices and other communications hereunder to Guarantor shall be in writing and mailed or delivered to Guarantor, addressed to Guarantor at the address set forth below Guarantor’s signature hereto or at such other address as shall be designated by Guarantor in a written notice to Lender at 3817 Northwest Expressway, Suite 100, Oklahoma City, Oklahoma 73112, or such other address as Lender may designate by notice to Guarantor, and complying as to delivery with the terms of this Section 5.4. All such notices and other communications shall, when mailed or delivered, respectively, be effective when deposited in the mails or delivered, respectively, addressed as aforesaid. All notices from Lender concerning an Event of Default under any Loan Document by Borrower or Guarantor shall be provided to Guarantor by certified or registered mail at the address referenced in this Section 5.4.

Section 5.5 No Waiver; Remedies. In addition to, and not in limitation of, Section 3.2, Section 3.4, and Section 3.5, no failure on the part of Lender or any holder of the Note to exercise, and no delay in exercising, any right shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

Section 5.6 Section Captions. Section captions used in this Guaranty are for convenience of reference only, and shall not affect the construction of this Guaranty.

Section 5.7 Severability. Wherever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

Section 5.8 Compliance with Usury Laws. It is expressly understood and agreed that under no contingency or event whatsoever shall any amount paid by Guarantor hereunder, which is or may be determined to be interest, ever exceed the maximum amount of interest which may be charged to Guarantor under the laws of the State of Oklahoma and the laws of the United States of America, when and to the extent they preempt the laws of said state. In no event shall the Guarantor, upon demand by the holder hereof for payment of the guaranteed indebtedness, upon acceleration of the maturity of the Note or otherwise, be obligated to pay interest in excess of the amount permitted by law. If for any reason or circumstance fulfillment of any provisions hereof, at any time performance of such provisions shall be due, shall involve receipt by Lender of interest in any amount which would exceed the highest lawful rate to Guarantor, such amount which would be excessive interest shall be applied to the reduction of the principal of the guaranteed indebtedness and not to payment of interest.

Section 5.9 Guarantor’s Authorization to Lender. Guarantor authorizes Lender, without notice or demand and without lessening Guarantor’s liability under this Guaranty from time to time: (a) to make one or more additional secured or unsecured loans to Borrower, to lease equipment, or other goods to Borrower, or otherwise extend additional credit to Borrower; (b) to alter, compromise, renew, extend, accelerate, or otherwise change one or more times the time for payment or other terms of the indebtedness or any part of the indebtedness, including increases and decreases of the rate of interest on the indebtedness; extensions may be repeated and may be longer than the original loan term; (c) to take and hold security for the payment of this Guaranty or the indebtedness, and exchange, enforce, waive, subordinate, fail or decide not to perfect, and release any such security, with or without the substitution of new collateral; (d) to release, substitute, fail or decide to perfect, and delay with one or more of Borrower’s sureties, endorsers, or other guarantors on any terms or in any manner Lender may choose; (e) to determine how, when and what application of payments and credits shall be made on the indebtedness; (f) to apply such security and direct the order or manner of sale thereof, including without limitation, any nonjudicial sale permitted by the terms of the controlling security agreement or deed of trust, as Lender in its discretion may determine; (g) to sell, transfer, assign or grant participations in all or any part of the indebtedness; (h) to assign or transfer this Guaranty in whole or in part; (i) to exercise or refrain from exercising any rights against Borrower or others, or otherwise act or refrain from acting; (j) to settle or compromise any or all of the indebtedness; and (k) to subordinate the payment of all or any part of any indebtedness of Borrower to Lender to the payment of any liabilities which may be due Lender or others.

Section 5.10 Attorney’s Fees and Expenses. In the event any legal action is commenced in connection with the enforcement of or any declaration of rights under this Guaranty or any instrument or written agreement required or delivered under or pursuant to the terms of this Guaranty or any indebtedness from Borrower to Lender under the Loan Documents, or any controversy or claim, whether sounding in contract, tort or statute, legal or equitable, involving in any way any indebtedness from Borrower to Lender under the Loan Documents, or any other proposed or actual loan or extension of credit involving Borrower, the prevailing party shall be entitled to recover reasonable and necessary attorney’s fees, paralegal costs (including allocated costs for in-house legal services), expert witness fees and out of pocket costs, expenses and costs and other necessary disbursements made in connection with any such action or proceeding, in the amount determined by the fact-finder.

Section 5.11 Governing Law, Entire Agreement, etc. THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF OKLAHOMA AND APPLICABLE FEDERAL LAW. THIS GUARANTY AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

SECTION 5.12 Forum Selection and Consent to Jurisdiction. VENUE OF ALL ACTIONS ON THIS GUARANTY SHALL LIE IN OKLAHOMA CITY, OKLAHOMA, AND ALL OBLIGATIONS REQUIRED HEREIN ARE PERFORMABLE IN OKLAHOMA COUNTY, OKLAHOMA. LENDER AND GUARANTOR EACH WAIVES THE RIGHT TO A JURY TRIAL IN ANY PROCEEDING RELATED TO THIS GUARANTY.

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IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be duly executed and delivered as of the date first above written.

LSB INDUSTRIES, INC.

	By:	/s/ Jack E. Golsen
	Name:	Jack E. Golsen
	Title:	Chairman

	Address:	16 S. Pennsylvania Avenue Oklahoma City, Oklahoma 73107 Attn: Tony M. Shelby, Executive Vice President

with a copy to:	LSB Industries, Inc. 16 S. Pennsylvania Avenue Oklahoma City, Oklahoma 73107 Attn: David M. Shear, General Counsel

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